Exhibit 10.44

DATED the 22nd day of May, 2003

BETWEEN:

KANATA RESEARCH PARK CORPORATION

OF THE FIRST PART

AND:

COLEY PHARMACEUTICAL GROUP LTD.

OF THE SECOND PART

AND:

COLEY PHARMACEUTICAL GROUP INC.

OF THE THIRD PART

AMENDMENT TO LEASE

THIS AGREEMENT made the 22nd day of May, 2003

BETWEEN:

KANATA RESEARCH PARK CORPORATION

(hereinafter referred to as the “Landlord”)

OF THE FIRST PART

AND:

COLEY PHARMACEUTICAL GROUP LTD.

(hereinafter referred to as the “Tenant”)

OF THE SECOND PART

AND:

COLEY PHARMACEUTICAL GROUP INC.

(hereinafter referred to as the “Indemnitor”)

OF THE THIRD PART

SECOND AMENDMENT TO LEASE

WHEREAS by written lease dated the 5th day of July, 2002 (the “Lease”), the Tenant leased from the Landlord approximately Twenty-Five Thousand Nine Hundred and Thirteen (25,913) rentable square feet of space on the first (1st) floor and part of the second (2nd) floor (the “Leased Premises”) in the building known municipally as 340 Terry Fox Drive, City of Ottawa (the “Building”);

AND WHEREAS by Amendment to Lease dated the 4th day of October, 2002 the Tenant leased additional space from the Landlord comprising Five Hundred and Fifty-Six (556) rentable square feet of space on the 3rd floor (the “Additional Leased Premises”) of the Building;

AND WHEREAS the Tenant wishes to lease from the Landlord additional space for: (a) housing the compressor, effective March 5, 2003, and (b) storage purposes, effective April 15, 2003, for the balance of the Term, and the Landlord is in agreement therewith;

AND WHEREAS the area of each of the Leased Premises, Additional Leased Premises, and the aforementioned additional space has now been certified by the Landlord’s architect;

NOW THEREFORE in consideration of the rents, covenants and conditions set out in this Agreement, the Landlord and Tenant agree as follows:

1.	The area of the Leased Premises and Additional Leased Premises have been certified and are as follows:

Leased Premises:	First Floor:	10,637.50 useable 11,679.97 rentable

	Second Floor:	13,017.80 useable 14,293.54 rentable

Additional Leased Premises:	Third Floor:	578.60 useable 635.30 rentable

2.	The Lease shall be amended effective June 26, 2002 as follows:

a)	Paragraph 1.00 shall be deleted in its entirety and replaced with the following paragraph 1.00 added in substitution:

“The Landlord hereby leases to the Tenant all those premises consisting of Ten Thousand, Six Hundred and Thirty-Seven point Five Zero (10,637.50) certified useable [Eleven Thousand, Six Hundred and Seventy-Nine point Nine Seven (11,679.97) certified rentable] square feet of space on the first (1st) floor of the building known municipally as 340 Terry Fox Drive, in the City of Ottawa (herein called the “Building”) and Thirteen Thousand and Seventeen point Eight Zero (13,017.80) certified useable [Fourteen Thousand Two Hundred and Ninety-Three point Five Four (14,293.54) certified rentable] square feet of space on the second (2nd) floor of the Building (collectively called the “Leased Premises”) of the Building, which said building is erected on the lands (the “Lands”) described in Schedule “A” annexed hereto. The rentable area of the Leased Premises shall be increased by the amount of rentable area used by the Tenant in the Building other than in the Leased Premises for any special HVAC, ducting, exhaust equipment or other thing serving the Leased Premises (the “Additional Rentable Area”). The Leased Premises are more particularly outlined on the floor plan annexed hereto and marked as Schedules “B” and Exhibit “B2”.”

b)	Paragraph 3.00 “RENT – Basic Rent” shall be deleted in its entirety and replaced with the following table in substitution:

Year of Term	Rental Rate Per Sq. Foot Per Annum	For Leased Premises	For Common Area	Total Per Annum
1-10	$13.00	$307,518.90	$30,136.73	$337,655.63

c)	Paragraph 1.01(c) shall be deleted and the following paragraph 1.01(c) added in substitution:

“Tenant’s Proportionate Share” means Thirty-Seven point Six Five (37.65%) percent.”

d)	Paragraph 3.01 Monthly Rental shall be deleted and replaced with the following paragraph 3.01 added in substitution:

“3.01 MONTHLY RENTAL

The Annual Rent shall be payable in equal monthly installments (hereinafter called the “Monthly Rent”) in advance on the first day of each calendar month during the Term. If the Term commences on any day other than the first (1st) or ends on any day other than the last of a calendar month, rent for the fraction of a month at the commencement and at the end of the Term shall be prorated at a rate per day equal to l/365th of the Annual Rent payable. The Annual Rent and the Monthly Rent may be varied based on the actual area of the Leased Premises, the Additional Leased Premises and Building as certified by the Landlord.”

3.	The Lease shall be amended effective October 1, 2002 as follows:

a)	Paragraph 1.00 shall be amended by adding after the words “(collectively

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called the “Leased Premises”)” the words and numbers “Five Hundred and Seventy-Eight point Six Zero (578.60) certified useable [Six Hundred and Thirty-Five point Three Zero (635.30) certified rentable] square feet of space on the third (3rd) floor (the “Additional Leased Premises”) of the Building.”

b)	Paragraph 3.00 “RENT - Basic Rent” shall be amended by adding the following table:

Year of Term	Rental Rate Per Sq. Foot Per Annum	For Additional Leased Premises	For Common Area	Total Per Annum
1-10	$13.00	$7,521.80	$737.10	$8,258.90

c)	Paragraph 1.01(c) shall be deleted and the following paragraph 1.01(c) added in substitution:

“Tenant’s Proportionate Share” means Thirty-Eight point Five Seven (38.57%) percent. “

d)	Any reference in the Lease to the Leased Premises shall include the Additional Leased Premises.

4.	The Lease shall be amended effective March 5, 2003 as follows:

a)	Paragraph 1.00 shall be amended by adding after the words “(the “Additional Leased Premises”)” the words and numbers “Fifty-Nine point Eight (59.8) certified useable [Sixty-Five point Six Six (65.66) certified rentable] square feet of space on the first (1st) floor (the “Second Additional Leased Premises”) of the Building.”

b)	Paragraph 3.00 “RENT - Basic Rent” shall be amended by adding the following table:

Year of Term	Rental Rate Per Sq. Foot Per Annum	For second Additional Leased Premises	For Common Area	Total Per Annum
1-10	$13.00	$777.40	$76.18	$853.58

c)	Paragraph 1.01(c) shall be deleted and the following paragraph 1.01(c) added in substitution:

“Tenant’s Proportionate Share” means Thirty-Eight point Six Six (38.66%) percent.”

d)	The attached Schedule “B3” (Second Additional Leased Premises- Compressor Room) shall be added to the lease,

e)	Any reference in the Lease to the Leased Premises shall include the Additional Leased Premises and the Second Additional Leased Premises.

5.	The Lease shall be amended effective April 15, 2003 as follows:

a)	Paragraph 1.00 shall be amended by adding after the words “(the “Second Additional Leased Premises”)” the words and numbers “and Twenty point Five (20.5) certified useable square feet of space on the loading dock (the “Storage Premises”).”

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b)	Paragraph 3.00 “RENT - Basic Rent” shall be amended by adding the following tables:

Year of Term	Rental Rate Per Sq. Foot Per Annum	For Storage Premises per Annum	For Common Area	Total Per Annum
1-10	$10.00	$205.00	$0	$205.00

c)	The attached Schedule “B4” (Storage Premises) shall be added to the lease.

d)	Any reference in the Lease to the Leased Premises shall include the Additional Leased Premises, Second Additional Leased Premises and the Storage Premises.

5.	The parties agree to adjust the Annual Rent and Additional Rent payable based on the foregoing certifications of the Leased Premises, Additional Leased Premises, Second Additional Leased Premises, and Storage Premises, retroactive to their respective effective dates.

6.	Schedule “A” of the Lease (Legal Description) shall be deleted and replaced with the attached Schedule “A”.

SAVE AND EXCEPT as set out herein all other terms and conditions of the Lease shall remain unchanged and shall apply to all capitalized terms used herein shall have the same meaning as in the Lease.

IN WITNESS WHEREOF the parties hereto have signed this Agreement by their duly authorized signing representatives.

SIGNED, SEALED AND DELIVERED

    In the Presence of:

KANATA RESEARCH PARK
CORPORATION

Per:	/s/ Martin A. Vandewouw
Name:	Martin A. Vandewouw
Title:	President

I have the authority to bind the corporation.

COLEY PHARMACEUTICAL GROUP LTD.

Per:	/s/ Robert Bratzler
Name:	Robert Bratzler
Title:	President

I have the authority to bind the corporation.

COLEY PHARMACEUTICAL GROUP INC.

Per:	/s/ Robert Forrester
Name:	Robert Forrester
Title:	Asst. Secretary

I have the authority to bind the corporation.

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SCHEDULE “A”

LEGAL DESCRIPTION

FIRSTLY

PIN: 04517-0904

Part of Block 2, Plan 4M-642 being Part 1 on 4R-13076;

PIN: 04517-0905

Part of Block 2, Plan 4M-642 being Part 2 on Plan 4R-13076, subject to Hydro Easement;

PIN: 04517-0909

Part of Lot 8, Cone. 4, Township of March, being Parts 1 and 3 on 4R-17106, subject to Right of Way on Part 3, 4R-17106;

PIN: 04517-0910

Part of Lot 8, Cone. 4, Township of March, being Part 2 on 4R-17106;

SECONDLY

PIN: 04517-0922

Part of Lot 8, Concession 4, Township of March, designated as Parts 5 and 6 on Plan 4R-16648, subject to hydro easement Part 6 on Plan 4R-16648;

PIN: 04517-0908

Part of Lot 8, Concession 4, Township of March, being Parts 4 and 5 on 4R-17106;

PIN: 04517-0928

Part of Lot 8, Concession 4, Township of March, being Part 9 on 4R-17106;

THIRDLY

PIN: 04517-0902

Part Block 10, Plan 4M-1096, Part 1, Plan 4R-16648;

FOURTHLY

PIN: 04517-1056

Part of Lot 8, Concession 4, Township of March, and Part of Blocks 10 and 11 on Plan 4M-1096, being Parts 2 and 4 on Plan 4R-16648 and Parts 6, 8, 10, 11, 13 and 15 on Plan 4R-17106, Ottawa, Together with a Right of Way as in N343754 Subject to Storm and Sanitary Agreement, Cost Sharing Agreement;

FIFTHLY

PIN: 04517-0745

Part of Block 2, Plan 4M-642, designated as Parts 2 to 7, 4R-12934;

PIN: 04517-0921

Part of Lot 8, Concession 4, Township of March, designated as Part 1, 4R-12934, except Part 15, 4R-17106;

SCHEDULE “B3”

SECOND ADDITIONAL LEASED PREMISES-COMPRESSOR ROOM

SCHEDULE “B4”

STORAGE PREMISES